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                                                                    EXHIBIT 21.1

                            SCHEDULE OF SUBSIDIARIES
                             (in alphabetical order)


WHOLLY OWNED SUBSIDIARIES OF THE REGISTRANT

AMG Capital Corp., a Delaware Corporation

AMG/Midwest Holdings, Inc., a Delaware corporation

AMG/Midwest Holdings, LLC, a Delaware limited liability company (through AMG/Midwest Holdings, Inc. and AMG Service Corp.)

AMG New York Holdings Corp., a Delaware corporation

AMG Properties LLC, a Delaware limited liability company

AMG/SouthwestGP Holdings, Inc., a Delaware corporation

AMG/TBC Holdings, Inc., a Delaware corporation

AMG Service Corp., a Delaware corporation

AMG Finance Trust, a Massachusetts business trust (through AMG Service Corp.)

The Burridge Group Inc., an Illinois corporation

E.C. Rorer II, Inc., a Delaware corporation (through Edward C. Rorer & Co.,
Inc.)

E.C. Rorer Partnership, a Delaware general partnership (through E. C. Rorer II, Inc. and Edward C. Rorer & Co., Inc.)

Edward C. Rorer & Co., Inc., a Delaware corporation

FA (DE) Acquisition Company, LLC, a Delaware limited liability company

FA (WY) Acquisition Company, Inc. a Delaware corporation

FCMC Holdings, Inc., a Delaware corporation

First Quadrant Corp., a New Jersey corporation (through First Quadrant Holdings, Inc.)

First Quadrant Holdings, Inc., a Delaware corporation

J M H Management Corporation, a Delaware corporation

Prides Crossing Holdings LLC, a Delaware limited liability company

Suite 3000 Holdings, Inc., a Delaware corporation

TMF Corp., a Delaware corporation

Welch & Forbes, Inc. a Massachusetts corporation
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ENTITIES IN WHICH THE REGISTRANT HAS A MAJORITY INTEREST (DIRECT AND INDIRECT)

The Burridge Group LLC, a Delaware limited liability company (through The Burridge Group Inc.)

Davis Hamilton Jackson & Associates, L.P., a Delaware limited partnership (through AMG/SouthwestGP Holdings, Inc. and AMG/TBC Holdings, Inc.)

Essex Investment Management Company, LLC, a Delaware limited liability company (directly and through TMF Corp.)

First Quadrant, L.P., a Delaware limited partnership (through First Quadrant Corp. and First Quadrant Holdings, Inc.)

First Quadrant U.K., L.P., a Delaware limited partnership (through First Quadrant Corp. and First Quadrant Holdings, Inc.)

First Quadrant Limited, a U.K. corporation (through First Quadrant U.K., L.P., First Quadrant Corp. and First Quadrant Holdings, Inc.)

Friess Associates, LLC, a Delaware limited liability company (through FA (WY) Acquisition Company, Inc.)

Friess Associates of Delaware, LLC, a Delaware limited liability company (through FA (DE) Acquisition Company, LLC)

Frontier Capital Management Company, LLC, a Delaware limited liability company (through FCMC Holdings, Inc. and TMF Corp.)

GeoCapital, LLC, a Delaware limited liability company (through AMG Capital
Corp.)

Gofen and Glossberg, L.L.C., a Delaware limited liability company (through AMG/Midwest Holdings, LLC, AMG Service Corp. and AMG/Midwest Holdings, Inc.)

Joint Venture Partners LLC, a Delaware limited liability company (through AMG Properties LLC)

J.M. Hartwell Limited Partnership, a Delaware limited partnership (through J M H Management Corporation and AMG New York Holdings Corp.)

Managers Distributors, Inc., a Delaware corporation (through The Managers Funds LLC and TMF Corp.)

The Managers Funds LLC, a Delaware limited liability company (through TMF Corp.)

The Renaissance Group LLC, a Delaware limited liability company

Rorer Asset Management, LLC, a Delaware limited liability company (through E.C. Rorer Partnership, E.C. Rorer II, Inc. and Edward C. Rorer & Co., Inc.)

Skyline Asset Management, L.P., a Delaware limited partnership

Systematic Financial Management, L.P., a Delaware limited partnership

Tweedy, Browne Company LLC, a Delaware limited liability company (through AMG/TBC Holdings, Inc.)

Welch & Forbes LLC, a Delaware limited liability company (through Welch & Forbes, Inc.)
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ENTITIES IN WHICH THE REGISTRANT HAS A MINORITY INTEREST

Concordia Capital Associates, LLC, a Delaware limited liability company

Dublin Fund Distributors, N.V., a Netherlands Antilles limited liability company

Paradigm Asset Management Company, L.L.C., a Delaware limited liability company (through AMG New York Holdings Corp.)